                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    August 30, 2001
                                                -------------------------------


                        TeraForce Technology Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-11630                 76-0471342
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


        1240 East Campbell Road, Richardson, Texas          75081
--------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code    (469) 330-4960
                                                  ------------------------------

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On August 30, 2001, TeraForce Technology Corporation (the "Company") and Singapore Technologies Electronics Limited ("ST Elect") completed a transaction whereby a newly formed joint venture entity acquired certain assets of the Company's wholly-owned subsidiary, Intelect Network Technologies Company ("INT").

         The accompanying Pro Forma Condensed Balance Sheet as of June 30, 2001 reflects the financial position of the Company as if this transaction had been completed as of that date. The Pro Forma Condensed Statements of Operations for the Year ended December 31, 2000 and for the Six Months ended June 30, 2001 reflect the results of operations of the Company as if the transaction had been completed as of January 1, 2000.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information

                  Pro Forma Condensed Balance Sheet as of June 30, 2001

                  Pro Forma Condensed Statement of Operations for the Six Months ended June 30, 2001

                  Pro Forma Condensed Statement of Operations for the Year ended December 31, 2000

     (c) Exhibits:

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TeraForce Technology Corporation
                                           --------------------------------
                                                      (Registrant)

Date: November 6, 2001                By:      /s/ Herman M. Frietsch
     ------------------                  --------------------------------------
                                                      (Signature)
                                                   Herman M. Frietsch
                                              Chairman of the Board and CEO

                            FINANCIAL STATEMENT INDEX


                                                                     Page No.
                                                                     --------
Basis of Presentation                                                  F-2

Pro Forma Condensed Balance Sheet as of June 30, 2001                  F-3

Pro Forma Condensed Statement of Operations for the Six Months
ended June 30, 2001                                                    F-4

Pro Forma Condensed Statement of Operations for the Year ended
December 31, 2000                                                      F-5

Pro Forma Adjustments                                                  F-6

                              BASIS OF PRESENTATION


         On August 30, 2001, TeraForce Technology Corporation (the "Company") and Singapore Technologies Electronics Limited ("ST Elect") completed a transaction whereby a newly formed joint venture entity acquired certain assets of the Company's wholly-owned subsidiary, Intelect Network Technologies Company ("INT"). The joint venture entity, Intelect Technologies Inc. ("Intelect Technologies"), is a Delaware corporation. Intelect Technologies is initially owned 67% by ST Elect and 33% by the Company, with each company having proportionate board of director representation.

         Intelect Technologies has purchased from INT certain fixed assets, intangible assets, inventory and intellectual property related to the OmniLynx product line. Intelect Technologies has also hired certain former employees of INT and has assumed occupancy and financial responsibility for a facility previously utilized by INT. At closing, INT received a cash payment and will receive additional periodic payments based on utilization of the inventory acquired from INT and on the financial position of Intelect Technologies.

         The assets sold pursuant to this arrangement had a net book value as of June 30, 2001 of approximately $3,100,000. Due to the uncertainty regarding the amount which the Company will ultimately receive, the Company has not recognized a gain from the sale of these assets.

         The accompanying pro forma financial statements reflect the financial position of the Company as of June 30, 2001 as if the transaction had been completed as of that date and the results of operations for the Company for the year ended December 31, 2000 and for the six months ended June 30, 2001 as if the transaction had been completed as of January 1, 2000.

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                 Consolidated Condensed Pro Forma Balance Sheet
                                  June 30, 2001
                                    Unaudited
                    (Thousands of dollars, except share data)


                                                             Pro Forma
                                          Historical        Adjustments      Pro Forma
                                         ------------      -------------    ------------
                                                           Debit(Credit)
           Assets

Current assets:
   Cash, cash equivalents and            $        380      $    A)2,250     $      1,380
     investments                                               B)(1,250)
   Accounts receivable, net                     2,194           A)2,158            4,352
   Assets held for sale                         3,127          A)(3,127)              --
   Inventories                                  4,638                --            4,638
   Prepaid expenses                               647            A)(457)             190
                                         ------------      ------------     ------------
         Total current assets                  10,986              (436)          10,560

Property and equipment, net                     1,354                --            1,354
Goodwill, net                                   3,018                --            3,018
Investment in joint venture                        --           B)1,250            1,250
Other assets                                      754            A)(554)             200
                                         ------------      ------------     ------------

                                         $     16,112      $        270     $     16,382
                                         ============      ============     ============

Liabilities and Stockholders' Equity

Current liabilities:
   Notes payable                         $      2,100      $         --     $      2,100
   Accounts payable                             1,811                --            1,811
   Accrued liabilities                          1,513            A)(270)           1,783
                                         ------------      ------------     ------------
         Total current liabilities              5,424              (270)           5,694

Stockholders' equity                           10,688                --           10,688
                                         ------------      ------------     ------------

                                         $     16,112      $       (270)    $     16,382
                                         ============      ============     ============

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
            Pro Forma Consolidated Condensed Statements of Operations
                         Six Months Ended June 30, 2001
                                    Unaudited
                  (Thousands of dollars, except per share data)


                                                            Pro Forma
                                          Historical       Adjustments       Pro Forma
                                         ------------      ------------     ------------
Net revenues                             $      7,677      $   B)(2,518)    $      5,159
Cost of revenue                                 7,748          B)(3,210)           4,538
                                         ------------      ------------     ------------
     Gross profit (loss)                          (71)              692              621
                                         ------------      ------------     ------------

Expenses:
   Engineering and development                  2,757            B)(657)           2,100
   Selling and administrative                   6,089          B)(2,130)           3,959
   Amortization of goodwill                       336                --              336
                                         ------------      ------------     ------------
                                                9,182            (2,787)           6,395
                                         ------------      ------------     ------------
     Operating loss                            (9,253)            3,479           (5,774)
                                         ------------      ------------     ------------

Other income (expense):
   Equity in earning (loss)
     of joint venture                              --          C)(1,162)          (1,162)
   Interest expense                               (19)               --              (19)
   Interest income and other                       22               B)6               28
                                         ------------      ------------     ------------
                                                    3            (1,156)          (1,153)
                                         ------------      ------------     ------------
     Loss before income taxes                  (9,250)            2,323           (6,927)

Income tax expense                                 --                --               --
                                         ------------      ------------     ------------
     Net loss                            $     (9,250)     $      2,323     $     (6,927)
                                         ============      ============     ============
Basic and diluted loss per share:
     Net loss per share                  $       (.11)     $                $       (.08)
                                         ============                       ============
Weighted average number of common
  shares outstanding (thousands)               86,014                             86,014
                                         ============                       ============

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
            Pro Forma Consolidated Condensed Statements of Operations
                            Year Ended December, 2000
                                    Unaudited
                  (Thousands of dollars, except per share data)


                                                                  Pro Forma
                                               Historical        Adjustments       Pro Forma
                                              ------------      ------------      ------------
Net revenues                                  $     18,750      $   B)(8,213)     $     10,537

Cost of revenue                                     19,658          B)(9,819)            9,839
                                              ------------      ------------      ------------
     Gross profit (loss)                              (908)            1,606               698
                                              ------------      ------------      ------------
Expenses:
   Engineering and development                       5,258          B)(3,805)            1,453
   Selling and administrative                       13,973          B)(8,326)            5,647
   Asset writedowns                                  9,251          A)(9,251)               --
   Amortization of goodwill                            672                --               672
                                              ------------      ------------      ------------
                                                    29,154           (21,382)            7,772
                                              ------------      ------------      ------------
     Operating loss                                (30,062)           22,988            (7,074)
                                              ------------      ------------      ------------
Other income (expense):
   Equity in earning (loss)
     of joint venture                                               C)(4,282)           (4,282)
   Interest expense                                   (798)               --              (798)
   Interest income and other                         1,288            B)(890)              398
                                              ------------      ------------      ------------
                                                       490            (5,172)           (4,682)
                                              ------------      ------------      ------------
     Loss before income taxes                      (29,572)           17,816           (11,756)

Income tax expense
     Net loss                                 $    (29,572)     $     17,816      $    (11,756)

Dividends on preferred stock                           966                --               966
                                              ------------      ------------      ------------
     Loss allocable to
        common stockholders                   $    (30,538)     $     17,816      $    (12,722)
                                              ============      ============      ============

Basic and diluted loss per share:
     Net loss per share                       $       (.37)     $                 $       (.15)
                                              ============                        ============

Weighted average number of common shares
     outstanding (thousands)                        83,229                              83,229
                                              ============                        ============

                              Pro Forma Adjustments


         The pro forma adjustments in the accompanying pro forma financial statements are described below.

Balance Sheet:

A)       To record sale of OmniLynx related assets.

B)       To record contribution related to 33% interest in Intelect Technologies
         Inc.

Statements of Operations:

A) To eliminate write-down of assets related to OmniLynx operations which occurred prior to sale of operations.

B) To eliminate results of operations for OmniLynx operations from the Company's consolidated financial results.

C) To record the Company's proportionate share of results of operations of joint venture on the equity method of accounting.